For period
ending
February
28, 2017

Exhibit 77Q1
File
number
811-6292

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  NCL Corp Ltd. 4.75% due 12/15/2021
2.  Date of Purchase:  12/05/2016
3.  Underwriter(s) from whom purchased:  Barclays Capital Inc.
4.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:
$7,000,000
(Firmwide) $75,000
(Fund)_________________________________________________________

6.  Aggregate principal amount or total number of shares of offering:
$700,000,000
7.  Purchase price (net of fees and expenses):  $100
8.  Initial public offering price:  $100
9.  Commission, spread or profit:  1.00_%
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



__
__
__
_


__
__
__
_

__
__
__
_





__
__
__
_

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering
or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_
N
O

__
__
__
_
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


__
__
__
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


__
__
__
_
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




__
__
__
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


__
__
__
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:    /s/ Leesa D. Merrill
	Date:  1/31/2017____
Print Name:  Leesa D. Merrill



For period
ending
February
28, 2017

Exhibit 77Q1
File
number
811-6292

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  Post Holdings Inc. 5.00 % due 8/15/2026
2.  Date of Purchase:  07/25/2016
3.  Underwriter(s) from whom purchased:  Barclays Capital Inc.
4.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:
$8,000,000
(Firmwide) $75,000
(Fund)_________________________________________________________

6.  Aggregate principal amount or total number of shares of offering:
$1,750,000,000
7.  Purchase price (net of fees and expenses):  $100
8.  Initial public offering price:  $100
9.  Commission, spread or profit:  1.00_%
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



__
__
__
_


__
__
__
_

__
__
__
_





__
__
__
_

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering
or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_
N
O

__
__
__
_
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


__
__
__
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


__
__
__
_
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




__
__
__
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


__
__
__
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:    /s/ Leesa D. Merrill
	Date:  10/20/2017____
Print Name:  Leesa D. Merrill



For period
ending
February
28, 2017

Exhibit 77Q1
File
number
811-6292

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  Bombardier Inc. 144A  8.75% due 12/01/2021
2.  Date of Purchase:  11/16/2016
3.  Underwriter(s) from whom purchased:  Bank of America NA
4.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:
$5,000,000
(Firmwide) $50,000
(Fund)_________________________________________________________

6.  Aggregate principal amount or total number of shares of offering:
$1,400,000,000
7.  Purchase price (net of fees and expenses):  $99.001
8.  Initial public offering price:  $99.001
9.  Commission, spread or profit:  1.25_%
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



__
__
__
_


__
__
__
_

__
__
__
_





__
__
__
_

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering
or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_
N
O

__
__
__
_
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


__
__
__
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


__
__
__
_
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




__
__
__
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


__
__
__
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:    /s/ Leesa D. Merrill
	Date:  1/31/2017____
Print Name:  Leesa D. Merrill



For period
ending
February
28, 2017

Exhibit 77Q1
File
number
811-6292

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  Grinding Med/MC Grinding 7.375% due 12/15/2023
2.  Date of Purchase:  12/02/2016
3.  Underwriter(s) from whom purchased:  Morgan Stanley & Co. Inc.
4.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:
$1,000,000
(Firmwide) $10,000
(Fund)_________________________________________________________

6.  Aggregate principal amount or total number of shares of offering:
$775,000,000
7.  Purchase price (net of fees and expenses):  $100
8.  Initial public offering price:  $100
9.  Commission, spread or profit:  2.5_%
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



__
__
__
_


__
__
__
_

__
__
__
_





__
__
__
_

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering
or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_
N
O

__
__
__
_
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


__
__
__
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


__
__
__
_
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




__
__
__
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


__
__
__
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:    /s/ Leesa D. Merrill
	Date:  1/31/2017____
Print Name:  Leesa D. Merrill



For period
ending
February
28, 2017

Exhibit 77Q1
File
number
811-6292

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  Tesoro Corp 5.125% due 12/15/2026
2.  Date of Purchase:  12/15/2016
3.  Underwriter(s) from whom purchased:  Goldman Sachs & Co..
4.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:
$1,000,000
(Firmwide) $10,000
(Fund)_________________________________________________________

6.  Aggregate principal amount or total number of shares of offering:
$750,000,000
7.  Purchase price (net of fees and expenses):  $100
8.  Initial public offering price:  $100
9.  Commission, spread or profit:  1.00_%
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



__
__
__
_


__
__
__
_

__
__
__
_





__
__
__
_

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering
or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_
N
O

__
__
__
_
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


__
__
__
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


__
__
__
_
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




__
__
__
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


__
__
__
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:    /s/ Leesa D. Merrill
	Date:  1/31/2017____
Print Name:  Leesa D. Merrill